U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: September 15, 2006



                        GLOBAL IMMUNE TECHNOLOGIES, INC.
                        --------------------------------
             (Exact Name of registrant as specified in its Charter)




         Wyoming                        0-30520
-------------------------         -------------------        -------------------
(State of Incorporation)          Commission File No.        (IRS Employer
                                                             Identification No.)



1518 West Hastings St., Vancouver, B.C. Canada                     V6G 3J4
----------------------------------------------               -------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, ( 604 )   351  -  9443
                                -----   -----    ----


                     (Registrant's former name and address)

                            Secureview Systems, Inc.
                          TH B-1199 Marinaside Crescent
                                 Vancouver, B.C.
                                 Canada V6Z 2Y2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02       Departure  of  Directors  or  Certain   Officers;   Election  of
                Directors;   Appointment  of  Certain   Officers;   Compensatory
                Arrangements of Certain Officers.

         On September 15, 2006, Piers VanZiffle resigned as a member of the Company's board of directors. As a result of the resignation a vacancy was created on our board of directors.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Global Immune Technologies, Inc.
Dated: December 13, 2006

                                                 /s/ Donald Perks
                                                --------------------------------
                                                By: Donald Perks
                                                Title:President